AMS HEALTH SCIENCES, INC.

                             AUDIT COMMITTEE CHARTER

                      Adopted by the Board of Directors on
                                October 25, 2004

Purpose

     The Audit Committee's purpose is to assist the Board of Directors of AMS Health Sciences, Inc. (the "Company") with oversight of:

a)   The integrity of the Company's financial statements and reporting system;

b)   The Company's compliance with legal and regulatory requirements;

c)   The independent auditor's qualifications and independence;

d) The performance of the Company's internal audit function and independent auditors; and

e)   The business practices and ethical standards of the Company.

     The Company's independent auditor will report directly to the Audit Committee and is ultimately accountable to the Board of Directors, as representatives of the Company's stockholders.

Composition

     The Audit Committee will be appointed by the Board of Directors and will be composed of not less than three directors, all of whom will be financially literate and able to read and understand fundamental financial statements. At least one member will be an "audit committee financial expert," as defined by the Securities and Exchange Commission. The Chairman of the Audit Committee will be designated by the Board of Directors.

     All members of the Audit Committee will be independent (as defined by Section 10A(m)(3) of the Securities and Exchange Commission Act of 1934 and regulations promulgated thereunder, as well as the independence requirements of the exchange(s) on which the Company's securities are traded) and free from any relationships that, in the opinion of the Board, would interfere with the exercise of objective judgment as an Audit Committee member.

     Audit Committee members may not simultaneously serve on the audit committee of more than three public companies, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee.

Operation

     The Audit Committee will be given the resources necessary to satisfy its responsibilities, including the authority to institute special investigations and engage independent counsel and other advisors, as the Audit Committee deems necessary. The Company will provide funding for the ordinary administrative expenses of the Audit Committee and for special activities and engagements, when the Audit Committee deems them necessary or appropriate.

     The Board of Directors believes the duties and responsibilities of the Audit Committee should remain flexible in order to best react to changing conditions and to enable it to assure to the Board of Directors and stockholders that the Company's financial systems and reporting practices are in accordance with all requirements and are of the highest quality. The Audit Committee is therefore authorized to take such further actions as are consistent with the following described functions and to perform such other actions as required by law, the rules of the exchange(s) on which the Company's securities are traded, the Company's charter documents and/or its Board of Directors.

     The Audit Committee will meet a minimum of four times per year and will periodically meet separately with:

a)   Management;

b)   Internal auditors of the Company; and

c)   The Company's independent auditors.

     Annually, the Audit Committee will review and assess the adequacy of this Charter and conduct a self-evaluation of the Audit Committee and its activities.

Duties and Responsibilities

     The Audit Committee will perform the following duties and responsibilities:

a) Directly select, appoint, compensate, evaluate and where appropriate, terminate and replace the Company's independent auditors;

b)   Annually obtain and review a report by the independent auditors describing:

     o    The firm's internal quality control procedures;

     o Any material issue raised by the most recent internal quality control review, or peer reviews of the firm; or

     o Any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

c) Review the competence of partners and managers of the independent auditors who lead the audit as well as possible rotation of the independent auditors;

d) Establish hiring policies for the Company of employees or former employees of the independent auditors;

e) Take appropriate action to ensure that auditors are independent prior to their appointment and oversee the independence of the outside auditor throughout the engagement; receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with the Independence Standards Board Standard 1; engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor as well as any other matters which could affect the independence of the auditors;

f) Evaluate the independent auditor's qualifications, performance and independence and prior to reappointment, present the conclusions of this evaluation to the Board of Directors;

g) Pre-approve all permissible, non-de-minimis, non-audit services and all audit, review or attestation engagements with the independent auditors; review the scope of audit and non-audit services provided to the Company and its subsidiaries by the independent auditors and the fees for such services; disclose to investors information related to audit and non-audit services provided by, and fees paid to, the auditor;

h) Have sole authority to approve all independent auditor engagement fees and terms, including the scope of the audit of the financial statements of the Company and its subsidiaries; review and approve the independent auditors' engagement letters; direct the attention of the independent auditors to specific matters or areas deemed by the Audit Committee to be of special significance to the Company and its subsidiaries; authorize such auditors to perform such supplemental reviews or audits as the Audit Committee may deem necessary or appropriate;

i) Receive from the independent auditor, prior to the filing of its audit report, a report concerning all matters required to be communicated by the independent auditors to the audit committee under auditing standards generally accepted in the United States of America or the Securities and Exchange Commission rules and regulations;

j) Regularly review with the independent auditor any audit problems or difficulties and management's response, including: difficulties the auditor encountered in the course of the audit work; any restrictions on the scope of the independent auditor's activities or on access to requested information; any significant disagreements with management; and a discussion of the responsibilities, budget and staffing of the Company's internal audit function;

k) Review the Company's significant accounting principles and policies and any significant changes thereto; review proposed and implemented changes in accounting standards and principles which have or may have a material impact on the Company's financial statements; review any material correcting adjustments and off-balance sheet financings and relationships, if any; review significant management judgments and accounting estimates used in financial statement preparation; and review the accounting for significant corporate transactions;

l) Review the adequacy of the Company's system of internal control over financial reporting including the reliability of its financial reporting systems; confer with the Company's independent auditors with respect to their consideration of such controls and systems; and review management's response to any significant deficiencies and material weaknesses in the Company's internal control over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial data;

m) Receive reports from the Chief Executive Officer and Chief Financial Officer related to their certifications for the Forms 10-K and 10-Q including all significant deficiencies in the design or operations of internal control and financial reporting and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control and financial reporting;

n) Resolve any disagreements or difficulties between the independent auditors and management;

o) Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the notes thereto which are included in the Company's Annual Report to Shareholders and quarterly reports on Form 10-Q; review the independent auditors' letter delivered in connection with their audit of the annual financial statements to the Company and its subsidiaries;

p) Review and recommend approval of earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

q) Discuss policies with respect to risk assessment and risk management related to the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

r) Establish formal procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters, and (iii) the protection of reporting employees from retaliation;

s) Initiate, when appropriate, investigations of matters within the scope of its responsibilities;

t) Review and oversee related party transactions and other potential conflicts of interest situations where appropriate; and

u) Prepare the Audit Committee Report for the Company's annual proxy statement as required by the rules of the Securities and Exchange Commission.

Reporting

     The Audit Committee will report to, and review with, the Board of Directors any issues that arise with respect to:

a) The quality or integrity of the Company's financial statements and reporting system;

b)   The Company's compliance with legal or regulatory requirements;

c) The performance and independence of the Company's independent auditors or the performance of the internal audit function; and

d)   All other significant issues which are discussed.

     The Audit Committee will make recommendations for action by the full Board when appropriate.